                         ANNUAL REPORT / MARCH 31 1999

                                      AIM
                           HIGH INCOME MUNICIPAL FUND




                                 [COVER IMAGE]


[AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                -----------------------------------------------

                           OASIS IN THE URBAN JUNGLE

                    BY JANE WOOSTER SCOTT (1939-, AMERICAN)

                 ZOOS, AMUSEMENT PARKS AND SIMILAR ATTRACTIONS

                  CAN BE A STIMULUS TO OTHER PROJECTS IN THE

                    IMMEDIATE AREA. IN SELECTING SECURITIES

                  FOR AIM HIGH INCOME MUNICIPAL FUND, WE LOOK

            FOR BONDS THAT ARE SUPPORTED WITH REVENUE GENERATED BY

             WELL-MANAGED PROJECTS THAT MAKE GOOD ECONOMIC SENSE.

                -----------------------------------------------

AIM High Income Municipal Fund is for shareholders who seek a high level of current income exempt from federal taxes by investing in a diversified portfolio of fixed-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o During the fiscal year, the Fund paid distributions for Class A, Class B, and Class C shares of $0.54, $0.46, and $0.46 per share, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund invests primarily in higher-yielding, lower-rated municipal bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Past performance cannot guarantee comparable future results. About indexes and other performance benchmarks cited in this report:

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds.
o The Lipper High Yield Municipal Debt Index represents an average of the performance of the 30 largest high-yield municipal bond funds.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
      OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
         OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                       A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    For much of the fiscal year, bond markets were both
     [PHOTO OF      turbulent and narrow. These conditions stemmed from a
    Charles T.      succession of economic crises overseas as well as ongoing
      Bauer,        political debate in the United States. In this environment,
   Chairman of      investors favored the safest asset classes, particularly
   the Board of     U.S. Treasury securities, and shunned lower-rated bonds.
     THE FUND       Toward the end of the year, however, the performance of
   APPEARS HERE]    bonds other than Treasury issues began to improve as it
                    became increasingly apparent that robust economic growth in the United States had been largely unaffected by crises in developing nations.
                        Despite volatility in other segments of the
                    fixed-income market, municipal bonds remained relatively stable in value during the fiscal year. Supply tended to match demand, and that kept municipal-bond prices from fluctuating significantly.
    We remain optimistic about the long-term prospects for municipal bonds. As incomes rise and more Americans become subject to the higher tax brackets, municipal bonds could become increasingly attractive as an investment option. And despite considerable political rhetoric about replacing the current federal tax system with a flat tax or a national sales tax, we believe the prospects that this will actually occur are remote.
    On the pages that follow, your Fund's managers offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving recent uncertainty could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

    YEAR 2000 CONCERN Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We also participated in an industrywide testing effort in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all these problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios. We are pleased to send you this report on your Fund's recent performance. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.
Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                         -----------------------------

                              WE REMAIN OPTIMISTIC

                              ABOUT THE LONG-TERM

                                 PROSPECTS FOR

                               MUNICIPAL BONDS.

                         -----------------------------



                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND PROVIDES SOLID INCOME,
SHARE-PRICE STABILITY



BOND MARKETS WERE VOLATILE DURING THE FISCAL YEAR. HOW DID THE FUND PERFORM?
In the often turbulent market environment, high-yield municipal bonds were an attractive investment option. These bonds offered yields well above the annualized inflation rate of 1.6% for the year ended March 31, 1999. And when the federal-tax-exempt status of these bonds was taken into consideration, these yields were even more compelling. Moreover, high-yield municipal bonds were relatively stable in price in the frequently volatile bond market. As a result, your Fund continued to provide solid current income (see chart below), exempt from federal taxes, while maintaining relative share-price stability.
    Because of increasing earnings capability, the Fund has been able to increase its dividend every calendar quarter since inception on January 2, 1998.
    For the fiscal year ended March 31, 1999, total returns at net asset value were 6.01% for Class A shares and 5.23% for Class B and C shares-better than the 4.97% total return of the Lipper High Yield Municipal Debt Index for the same period.
   During the fiscal year, net asset value per share remained within a relatively narrow range of $9.88 to $10.24 for Class A, B and C shares. Net assets in the Fund more than tripled from $21 million at the outset of the fiscal year to $66 million at its conclusion.

WHAT WERE SOME OF THE MAJOR DEVELOPMENTS IN THE BOND MARKET DURING THE FISCAL YEAR?
For much of the fiscal year, the bond market was extremely narrow with investors favoring U.S. Treasury issues because of their relative safety and liquidity. Treasury securities soared in price, sending their yields to historic lows. Other types of bonds, particularly lower-rated issues, appreciated less dramatically in value or declined in price. Investors flocked to Treasuries because of uncertain market conditions stemming from severe economic problems in Asia, Latin America and Russia as well as political controversy in the U.S. in the summer and fall of 1998.
   Toward the end of the fiscal year, however, the narrow market began to give way to more normal conditions, and the performance of lower-rated bonds started to improve. Initially, this improvement in performance could be attributed largely to the actions of the Federal Reserve Board (the Fed), which lowered interest rates three times in the fall of 1998 to infuse liquidity back into the market. But early in 1999, evidence emerged that the economy was still growing at a healthy pace. Market observers speculated that the Fed might now raise interest rates to slow economic growth and head off inflation.
   These concerns caused Treasury prices to plummet in February. At the same time, lower-rated, higher-yielding bonds became more attractive to investors. When economic growth is strong, the issuers of higher yielding securities are better able to meet their debt obligations.

HOW DID MUNICIPAL BONDS FARE?
In the volatile market environment, municipal-bond prices and yields tended to be relatively stable. For much of the fiscal year, municipal-bond prices were kept in check by a large increase in new-



ATTRACTIVE INCOME
As of 3/31/99


=============================================================================================
                 30-DAY              TAXABLE           30-DAY
                 DISTRIBUTION        EQUIVALENT        SEC YIELD           TAXABLE
                 RATE                DISTRIBUTION      AT MAXIMUM          EQUIVALENT
CLASS            AT NAV              RATE*             OFFERING PRICE      30-DAY SEC YIELD*
---------------------------------------------------------------------------------------------
    A              5.50%               9.11%             5.42%              8.97%

    B              4.75                7.86              4.92               8.15

    C              4.75                7.86              4.92               8.15
=============================================================================================

*   Assumes highest marginal federal tax rate of 39.6%


TOTAL RETURNS
For the year ended 3/31/99

==================================================
CLASS A                                      6.01%

CLASS B                                      5.23%

CLASS C                                      5.23%

LIPPER HIGH YIELD
MUNICIPAL DEBT
INDEX                                        4.97%
==================================================




STABILITY OF NAV
1/2/98-3/31/99


==================================================
Class A Shares
--------------------------------------------------
1/2/98                                       10
3/31/98                                       9.99
6/30/98                                      10.06
9/30/98                                      10.2
12/31/98                                     10.1
3/31/99                                      10.04
==================================================


              ----------------------------------------------------

                  BECAUSE OF INCREASING EARNINGS CAPABILITY,

                      THE FUND HAS BEEN ABLE TO INCREASE

                      ITS DIVIDEND EVERY CALENDAR QUARTER

                      SINCE INCEPTION ON JANUARY 2, 1998.

              ----------------------------------------------------


          See important Fund and index disclosures inside front cover.



                         AIM HIGH INCOME MUNICIPAL FUND
issue supply. In 1998, more than $284 billion in new municipal debt was issued, the highest level in five years, according to The Bond Buyer, a newspaper that tracks the municipal-bond market. State and city governments, school districts and other entities rushed to issue new municipal bonds to take advantage of the lowest interest rates in a generation.
    While new municipal bonds were flooding the market, the supply of Treasuries was dwindling in the face of increased demand. A budget surplus allowed the federal government to cut back on the issuance of Treasuries. Consequently, as the prices of Treasury issues soared, their yields dropped to the point where they were comparable to those of municipal bonds--a situation that had not existed in more than a decade.
    However, when Treasury prices fell in February, municipal bonds depreciated only slightly in value because of strong demand. That caused yield differentials between Treasuries and municipal bonds to widen and return to their more typical ranges. Yield spreads between higher- and lower-rated municipal bonds also widened slightly.

HOW WERE THE FUND'S ASSETS ALLOCATED AT THE END OF THE FISCAL YEAR?
The Fund was well diversified with 112 holdings, distributed across several market sectors and representing nearly every region of the United States. Revenue bonds, which are supported with income from various projects, made up 100% of the portfolio. The focus was on bonds for essential service projects, particularly hospitals, multifamily housing and continuing care retirement communities. Demand for health care and housing tends to remain constant, regardless of economic trends. Continuing care retirement communities, which provide for independent living, assisted living and nursing care for older adults, are meeting the needs of an aging population.

WHAT WAS THE CREDIT QUALITY OF THE PORTFOLIO?
As of March 31, 1999, the Fund had an average portfolio quality rating equivalent to BB as measured by Standard & Poor's (S&P), a widely known credit-rating agency. S&P ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the portfolio. Bonds rated BB or better constituted approximately 9% of the portfolio. Higher-quality, non-rated securities made up 91% of the Fund's holdings. Most of the bonds in the portfolio were backed by collateral, which can be sold to help pay the debt obligations on the bonds, if necessary.

WHAT IS YOUR OUTLOOK?
At the close of the fiscal year, the market climate appeared favorable for bonds, including high-yield municipal issues. Inflation was minimal even though the economy continued to grow at a healthy pace. Because inflation was so low, the Fed appeared likely to leave monetary policy unchanged for the short-term at least. If the Fed leaves interest rates unchanged and economic growth remains healthy, it could prove beneficial for bonds, particularly high-yield municipal securities.


PORTFOLIO COMPOSITION
As of March 31, 1999, based on total net assets

TOP FIVE BOND HOLDINGS

==================================================
                         COUPON   MATURITY     %
--------------------------------------------------

1. West Jefferson        6.375%   02/01/29    3.03
   Amusement  &
   Public Park
   Authority


2. Ohio (State of)       8.50%   08/01/22    2.92


3. Onondaga              7.00%   11/01/30    2.35
   (County of)
   Industrial
   Development
   Agency


4. Orange                6.40%   07/01/32    2.28
   (County of)
   Housing Finance
   Authority


5. Garden City           5.75%   09/01/17    2.22
   Hospital Finance
   Authority
==================================================


CREDIT RATING OF HOLDINGS
As of March 31, 1999, based on total
portfolio composition



               AAA           0.24%
               AA            0.07%
               A             1.75%
               BBB           2.97%
               BB            4.03%
               NOT RATED    90.94%

===================================================
REVENUE BONDS                           100%

NUMBER OF HOLDINGS                      112

AVERAGE MATURITY                        25.28 Years

DURATION                                10.29 Years
===================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


          See important Fund and index disclosures inside front cover.


                         AIM HIGH INCOME MUNICIPAL FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM HIGH INCOME MUNICIPAL FUND VS. BENCHMARK INDEX
1/2/98-3/31/99


In thousands


==============================================================================================
                                                                               Lehman
               AIM High Income    AIM High Income       AIM High Income        Municipal Bond
               Municipal Fund-A   Municipal Fund-B      Municipal Fund-C       Index
----------------------------------------------------------------------------------------------
1/2/98              9524.               10000                 10000            10103.1
1/31/98             9557.               10024                 10022            10103.1
2/28/98             9591.               10043                 10052            10106.2
3/31/98             9623.               10081                 10079            10115.2
4/30/98             9607.               10048                 10056            10069.5
5/31/98             9746.               10187                 10186            10228.8
6/30/98             9818.               10256                 10254            10269.2
7/31/98             9822.               10265                 10263            10294.9
8/31/98             9983.               10416                 10415            10454.0
9/30/98            10086                10528                 10526            10584.3
10/31/98           10072                10496                 10494            10584.1
11/30/98           10107                10526                 10524            10621.1
12/31/98           10123                10536                 10534            10647.9
1/31/99            10189                10598                 10596            10774.5
2/28/99            10145                10556                 10554            10727.6
3/31/99            10204                10208                 10606            10742.3
==============================================================================================


         Past performance is no guarantee of comparable future results.



==============================================
AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/99, including sales charges
CLASS A SHARES

Inception (1/2/98)                      1.62%
1 year                                  .96*
*6.01% excluding sales charge

CLASS B SHARES

Inception (1/2/98)                      1.67%
1 Year                                  0.23**
**5.23% excluding CDSC

CLASS C SHARES

Inception (1/2/98)                      4.86%
1 Year                                  4.23***
***5.23% excluding CDSC
==============================================


Sources: Towers Data Systems HYPO--Registered Trademark--, Morgan Stanley Capital International. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

About This Chart
The chart compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 1/2/98-3/31/99. Index performance is from 12/31/97. It is important to understand the difference between your Fund and an index. Fund performance shown in the chart includes Fund expenses and management fees. Class A share performance reflects deduction of the maximum sales charge; Class B and Class C share performance reflects deduction of the applicable contingent deferred sales charge. An index measures the performance of a hypothetical portfolio, in this case the Lehman Municipal Bond Index. Market indexes are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.





                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / FOR CONSIDERATION




WHAT DO BOND RATINGS MEAN?


The preceding discussion of your Fund's performance mentions the quality of the bonds in the Fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default, or nonpayment of principal and/or interest, on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years' time, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;

o   the level and predictability of the issuer's cash flow;

o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;

o possible adverse economic conditions both in general and in the company's sector; and

o   currency risk in the case of foreign issues.


    After considering these and any other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so that investors know the relative quality of the bond. Investors can then decide for themselves


===================================================================================
MOODY'S                           DEFINITION                                    S&P

                                INVESTMENT GRADE
-----------------------------------------------------------------------------------
Aaa         Bonds of the highest quality, with the lowest                       AAA
            degree of long-term investment risk. Issuers'
            ability to repay is very high.

Aa          Bonds of high quality with slightly greater                         AA
            long-term investment risk.

A           Bonds with favorable investment attributes                          A
            but elements making them more susceptible to adversity.

Baa         Medium-grade bonds that are currently secure                        BBB
            but may be unreliable over time.

                              NON-INVESTMENT GRADE
                              (High-Yield or Junk)

Ba          Bonds with speculative elements that make them                      BB
            not well safeguarded and uncertain.

B           Bonds with low long-term assurance of payment.                      B

Caa         Bonds of poor standing that may be in default                       CCC
            or in danger of default.

Ca          Bonds of highly speculative quality that are often                  CC
            in default.

C           Lowest rated bonds with poor prospects of ever being                C
            upgraded to investment standing.

-           Bonds in default. Issuer cannot repay.                              D
===================================================================================



                         AIM HIGH INCOME MUNICIPAL FUND

                       ANNUAL REPORT / FOR CONSIDERATION



if they wish to invest in a particular bond issue.

WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk and return move conversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment grade bonds such as U.S. Treasury issues are one of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers along with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking, and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes, or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and future direction.

UNRATED BONDS
What about unrated bonds? Just because a bond is unrated does not mean it is a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.


WHAT TYPES OF BONDS DOES YOUR FUND OWN?
YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DISCUSS IN MORE DETAIL THE TYPES OF BONDS CONTAINED IN YOUR FUND'S PORTFOLIO AND RISK FACTORS THAT MAY BE ASSOCIATED WITH THESE SECURITIES. YOUR FINANCIAL CONSULTANT IS THE BEST PERSON TO CONTACT IF YOU HAVE ANY QUESTIONS ABOUT INVESTING IN BONDS OR A BOND FUND.


                         [PICTURE TO ILLUSTRATE BONDS]




                      AIM HIGH INCOME MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

March 31, 1999

                                          PAR       MARKET
                                         (000)       VALUE
LONG-TERM MUNICIPAL OBLIGATIONS-96.19%

ALABAMA-3.03%

West Jefferson Amusement & Public Parks
  Authority (Visionland Project); First
  Mortgage RB
  6.375%, 02/01/29                       $2,000   $ 2,011,579
-------------------------------------------------------------

COLORADO-2.36%

Colorado Health Facilities Authority
  (Volunteers of America); Refunding
  and Improvement Series A RB
  5.875%, 07/01/28                          750       735,547
-------------------------------------------------------------
Colorado Health Facilities Authority
  (Volunteers of America); Health and
  Residential Care Facilities Series A
  RB
  6.00%, 07/01/29                           850       832,260
-------------------------------------------------------------
                                                    1,567,807
-------------------------------------------------------------

CONNECTICUT-2.73%

Connecticut (State of) Development
  Authority (Lutheran Home Southbury);
  First Mortgage Health Care Refunding
  Series A RB
  6.00%, 12/01/15                           750       746,879
-------------------------------------------------------------
Connecticut (State of) Development
  Authority (Watson Foods Co., Inc.
  Project); IDR
  5.90%, 06/01/28(a)                      1,075     1,068,678
-------------------------------------------------------------
                                                    1,815,557
-------------------------------------------------------------

FLORIDA-3.74%

Orange (County of) Housing Finance
  Authority (Brentwood Park
  Apartments); Multifamily Housing
  Series G RB
  6.40%, 07/01/32                         1,500     1,514,144
-------------------------------------------------------------
Sumter (County of) Industrial
  Development Authority (Wecare Nursing
  Center Project); Health Care
  Facilities Series A RB
  6.75%, 04/01/29                         1,000       971,259
-------------------------------------------------------------
                                                    2,485,403
-------------------------------------------------------------

GEORGIA-5.00%

Forsyth (County of) Hospital Authority
  (Georgia Baptist Health Care System
  Project); Anticipation Certificates
  6.375%, 10/01/28                        1,000       984,969
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Azalea Manor Project); Multifamily
  Housing RB
  6.50%, 02/01/28                           780       789,586
-------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project);
  Multifamily Housing RB
  6.40%, 02/01/19                           775       788,237
-------------------------------------------------------------
  6.50%, 02/01/28                           225       228,823
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
GEORGIA-(CONTINUED)

Rockdale (County of) Development
  Authority (Visy Paper, Inc. Project);
  Solid Waste Disposal RB
  7.50%, 01/01/26(a)                     $  500   $   530,345
-------------------------------------------------------------
                                                    3,321,960
-------------------------------------------------------------

HAWAII-0.74%

Hawaii (State of) Department of
  Transportation (Continental Airlines,
  Inc.); Special Facilities RB
  5.625%, 11/15/27(a)                       500       490,555
-------------------------------------------------------------

ILLINOIS-7.46%

Chicago (City of) O'Hare International
  Airport (United Airlines Project);
  Special Facilities Series A RB
  5.35%, 09/01/16                         1,350     1,344,641
-------------------------------------------------------------
Clay (County of); Hospital RB
  5.70%, 12/01/18                           500       491,830
-------------------------------------------------------------
Crestwood (City of); Tax Increment
  Revenue Refunding Non-Qualified Bonds
  7.25%, 12/01/08                           100       107,053
-------------------------------------------------------------
Godfrey (City of) (United Methodist
  Village); Series A RB
  5.875%, 11/15/29                        1,000       959,540
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Bohemian-Tabor Hills); Refunding
  Series B RB
  5.90%, 11/15/24                           775       776,201
-------------------------------------------------------------
Illinois Health Facilities Authority
  (Lifelink Corp. Obligation Group);
  Refunding RB
  5.85%, 02/15/20                           350       349,762
-------------------------------------------------------------
  5.70%, 02/15/24                           850       823,599
-------------------------------------------------------------
Saint Charles (City of) (Tri-city
  Center Associates Limited Project);
  IDR
  7.50%, 11/01/13                           100       104,925
-------------------------------------------------------------
                                                    4,957,551
-------------------------------------------------------------

INDIANA-1.61%

Goshen (Greencroft Obligation Group);
  RB
  5.75%, 08/15/28                           350       335,860
-------------------------------------------------------------
Indiana Health Facilities Financing
  Authority (Franciscan Eldercare
  Community Services); RB
  5.875%, 05/15/29                          750       732,863
-------------------------------------------------------------
                                                    1,068,723
-------------------------------------------------------------

IOWA-2.31%

Harlan (City of) (American Baptist
  Homes Project); RB
  5.75%, 05/15/28                           750       728,798
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
IOWA-(CONTINUED)

Iowa Finance Authority (Park West
  Housing Project); Multifamily
  Refunding RB
  8.00%, 10/01/23                        $  100   $   103,648
-------------------------------------------------------------
Iowa Finance Authority Community
  Rehabilitation Providers (Lutheran
  Children's Home Society-Bremwood
  Project); RB
  5.80%, 12/01/24                           700       700,238
-------------------------------------------------------------
                                                    1,532,684
-------------------------------------------------------------

KANSAS-0.86%

Atchison (City of) (Atchison Hospital
  Association); Hospital RB
  5.70%, 11/15/18                           525       525,347
-------------------------------------------------------------
Lawrence (City of) (Holiday Inn
  Project); Commercial Development
  Senior Refunding Series A RB
  8.00%, 07/01/16                            40        44,012
-------------------------------------------------------------
                                                      569,359
-------------------------------------------------------------

MARYLAND-0.30%

Fredrick (County of) Retirement
  Community (Buckingham's Choice Inc.
  Facility); Series A RB
  5.90%, 01/01/17                           200       199,978
-------------------------------------------------------------

MASSACHUSETTS-1.77%

Boston (City of) Industrial Development
  Financing Authority (Springhouse Inc
  Project); First Mortgage Refunding RB
  6.00%, 07/01/28                           500       501,975
-------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Caritas Christian Obligation Group);
  Series A RB
  5.625%, 07/01/20                          680       675,356
-------------------------------------------------------------
                                                    1,177,331
-------------------------------------------------------------

MICHIGAN-4.20%

Garden City Hospital Finance Authority
  (Garden City Hospital OB Group);
  Hospital Refunding Series A RB
  5.75%, 09/01/17                         1,500     1,475,670
-------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System
  Inc.); Refunding RB
  5.875%, 10/01/16                          920       908,629
-------------------------------------------------------------
Michigan (State of) Strategic Fund
  Limited Obligation (Holland Home
  Project); RB
  5.75%, 11/15/28                           415       404,036
-------------------------------------------------------------
                                                    2,788,335
-------------------------------------------------------------

MINNESOTA-8.69%

Andover (City of) (Presbyterian Homes
  Inc. Project); Elderly Housing RB
  6.25%, 12/01/27                           500       504,770
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
MINNESOTA-(CONTINUED)

Bloomington (City of) Housing and
  Redevelopment Authority (Summerhouse
  Bloomington Project); Senior Housing
  RB
  6.00%, 11/01/16                        $  790   $   788,934
-------------------------------------------------------------
Columbia Heights (City of) Multifamily
  and Health Care Facility (Crest View
  Corp. Project); RB
  6.00%, 03/01/33                           500       506,510
-------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (BSM Properties Inc
  Project); Health Care Facilities
  Series A RB
  5.875%, 12/01/28                          500       498,560
-------------------------------------------------------------
Minneapolis (City of) (Walker Methodist
  Senior Services); Series A RB
  6.00%, 11/15/28                         1,000     1,009,080
-------------------------------------------------------------
Minneapolis (City of) Health Care
  Facility (Ebenezer Society Project);
  Series A RB
  7.00%, 07/01/12                           100       103,923
-------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing
  Development Project); Multifamily
  Refunding Series A RB
  6.00%, 06/01/18                           500       505,850
-------------------------------------------------------------
New Hope Housing & Health Care
  Facilities (Minnesota Masonic Home
  North Ridge); Health Care Facilities
  RB
  5.875%, 03/01/29                        1,040     1,026,095
-------------------------------------------------------------
Northfield (City of) Health Care
  Facilities (Retirement Center);
  Refunding and Improvement Series A RB
  5.75%, 05/01/16                           335       331,215
-------------------------------------------------------------
  6.00%, 05/01/28                           500       500,220
-------------------------------------------------------------
                                                    5,775,157
-------------------------------------------------------------

MISSISSIPPI-0.41%

Ridgeland Urban Renewal (The Orchard
  Limited Project); Refunding Series A
  RB
  7.75%, 12/01/15                           250       270,308
-------------------------------------------------------------

MISSOURI-4.46%

Bolivar (City of) Industrial
  Development Authority (Citizens
  Memorial Health Care Foundation);
  Refunding and Improvement RB
  5.75%, 07/01/17                           500       491,910
-------------------------------------------------------------
Good Shepherd Nursing Home District;
  Nursing Home Facilities Refunding RB
  5.90%, 08/15/23                           500       500,165
-------------------------------------------------------------
Madison (County of); Hospital Refunding
  RB
  5.875%, 10/01/26                          500       497,635
-------------------------------------------------------------
Springfield (City of) Industrial
  Development Authority (Bethesda
  Living Centers); Refunding Series A
  RB
  5.625%, 08/15/18                          200       195,830
-------------------------------------------------------------
  5.70%, 08/15/28                           800       782,648
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
MISSOURI-(CONTINUED)

Valley Park Industrial Development
  Authority (Cape Albeon Project);
  Senior Housing RB
  6.15%, 12/01/33                        $  500   $   495,695
-------------------------------------------------------------
                                                    2,963,883
-------------------------------------------------------------

NEVADA-3.72%

Boulder (City of) (Boulder City
  Hospital Inc. Project); Refunding
  Hospital RB
  5.85%, 01/01/22                         1,500     1,466,100
-------------------------------------------------------------
Clark (County of) (Nevada Power Co.
  Project); Refunding IDR
  Series C 5.50%, 10/01/30                  500       496,295
-------------------------------------------------------------
  Series B 5.90%, 10/01/30(a)               500       510,710
-------------------------------------------------------------
                                                    2,473,105
-------------------------------------------------------------

NEW HAMPSHIRE-0.59%

New Hampshire Higher Educational and
  Health Facilities Authority (Daniel
  Webster College); RB
  7.625%, 07/01/16                          100       109,128
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority (Franklin
  Pierce College); RB
  6.00%, 10/01/18                            30        30,186
-------------------------------------------------------------
New Hampshire Higher Educational and
  Health Facilities Authority
  (Monadnock Community Hospital);
  Hospital RB
  5.70%, 10/01/20                           250       251,960
-------------------------------------------------------------
                                                      391,274
-------------------------------------------------------------

NEW JERSEY-1.51%

New Jersey Economic Development
  Authority (Franciscan Oaks Project);
  First Mortgage RB
  5.75%, 10/01/23                           500       505,280
-------------------------------------------------------------
New Jersey Economic Development
  Authority (Keswick Pines Inc.); First
  Mortgage Refunding RB
  5.75%, 01/01/24                           500       499,490
-------------------------------------------------------------
                                                    1,004,770
-------------------------------------------------------------

NEW MEXICO-0.73%

Sante Fe (County of) (El Castillo
  Retirement Project); Series A RB
  5.625%, 05/15/25                          500       484,670
-------------------------------------------------------------

NEW YORK-4.59%

New York Industrial Development Agency
  (Field Hotel Associates LP);
  Refunding IDR
  5.80%, 11/01/13                           475       476,601
-------------------------------------------------------------
  6.00%, 11/01/28                           500       502,080
-------------------------------------------------------------
New York Industrial Development Agency
  (Marymount Manhattan College
  Project); Civic Facility RB
  7.00%, 07/01/23                           150       160,289
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
NEW YORK-(CONTINUED)

Onondaga (County of) Industrial
  Development Agency (Solvay Paperboard
  LLC Project); Solid Waste Disposal
  Facility Refunding RB
  7.00%, 11/01/30(a)                     $1,500   $ 1,562,250
-------------------------------------------------------------
Suffolk (County of) Industrial
  Development Agency (Spellman High
  Voltage Facility); Series A IDR
  6.375%, 12/01/17(a)                       350       350,123
-------------------------------------------------------------
                                                    3,051,343
-------------------------------------------------------------

NORTH CAROLINA-3.09%

Charlotte (City of) (Charlotte/Douglas
  International Airport); Refunding
  Special Facilities RB
  5.60%, 07/01/27(a)                        755       752,803
-------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Deerfield
  Episcopal Retirement); First Mortgage
  Series RB
  6.00%, 11/01/19                           300       303,450
-------------------------------------------------------------
North Carolina Medical Care Community
  Health Care Facilities (Glenaire
  Project); First Mortgage Series RB
  5.75%, 07/01/19                           500       493,770
-------------------------------------------------------------
  5.85%, 07/01/27                           500       499,535
-------------------------------------------------------------
                                                    2,049,558
-------------------------------------------------------------

NORTH DAKOTA-0.77%

Grand Forks Senior Housing (4000 Valley
  Square Project); Special Term Series
  RB
  6.375%, 12/01/34                          500       513,495
-------------------------------------------------------------

OHIO-7.32%

Belmont (County of) Health Systems
  (East Ohio Regional Hospital);
  Refunding and Improvement RB
  5.80%, 01/01/18                           800       778,544
-------------------------------------------------------------
Fairfield (City of) Economic
  Development (Beverly Enterprises
  Project); Refunding Series RB
  8.50%, 01/01/03                           150       159,684
-------------------------------------------------------------
Madison (County of) (Madison County
  Hospital Project); Hospital
  Improvement Refunding RB
  6.25%, 08/01/18                         1,000       994,350
-------------------------------------------------------------
  6.40%, 08/01/28                         1,000       993,340
-------------------------------------------------------------
Ohio (State of) (CSC Limited Project);
  Solid Waste RB
  8.50%, 08/01/22(a)                      1,860     1,938,157
-------------------------------------------------------------
                                                    4,864,075
-------------------------------------------------------------

OREGON-0.80%

Clackamas (County of) Hospital
  Facilities Authority (Odd Fellows
  Home); Refunding Series A RB
  5.875%, 09/15/21                          540       534,076
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
PENNSYLVANIA-8.80%

Allegheny (County of) Hospital
  Development Authority (Villa St.
  Joseph of Baden); Health Care
  Facilities RB
  6.00%, 08/15/28                        $1,000   $   980,970
-------------------------------------------------------------
Allegheny (County of) Industrial
  Development Authority (USX Corp.);
  Refunding Environmental Improvement
  RB
  5.60%, 09/01/30                           500       499,235
-------------------------------------------------------------
Berks (County of) Municipal Authority
  (Phoebe-Devitt Homes Project);
  Refunding Series A1 RB
  5.50%, 05/15/11                           250       249,998
-------------------------------------------------------------
  5.75%, 05/15/22                           500       488,715
-------------------------------------------------------------
Cumberland (County of) Industrial
  Development Authority (Woods Cedar
  Run); First Mortgage Refunding Series
  A RB
  6.50%, 11/01/18                         1,000       990,110
-------------------------------------------------------------
Dauphin (County of) General Authority
  (Hyatt Regency Hotel and Conference
  Center); RB
  6.20%, 01/01/29                         1,000       991,830
-------------------------------------------------------------
Doylestown Hospital Authority (Pine Run
  Retirement Hospital); Hospital Series
  A RB
  7.20%, 07/01/03(b)(c)                     150       171,170
-------------------------------------------------------------
Philadelphia (City of) Authority for
  Industrial Development (Paul's Run
  Retirement Community); Health Care
  Facilities Series A RB
  5.875%, 05/15/28                          500       490,395
-------------------------------------------------------------
Philadelphia (City of) Hospital &
  Higher Education Facilities Authority
  (Chestnut Hill College); RB
  6.00%, 10/01/29                           500       498,265
-------------------------------------------------------------
Somerset (County of) Hospital Authority
  (Allegheny Christian Ministries);
  Senior Mortgage RB
  5.70%, 11/15/22                           500       484,830
-------------------------------------------------------------
                                                    5,845,518
-------------------------------------------------------------

TENNESSEE-1.39%

Nashville and Davidson (County of)
  Health and Educational Facilities
  Board of Metro Government (Blakeford
  at Green Hills); Refunding RB
  5.65%, 07/01/16                           355       350,729
-------------------------------------------------------------
  5.65%, 07/01/24                           590       572,583
-------------------------------------------------------------
                                                      923,312
-------------------------------------------------------------

TEXAS-6.96%

Abilene (City of) Health Facilities
  Development (Sears Methodist
  Retirement); Corporate Retirement
  Facilities RB
  5.875%, Series A 11/15/18               1,000       973,820
-------------------------------------------------------------
  5.875%, 11/15/18                          450       440,991
-------------------------------------------------------------
  6.000%, 11/15/29                          550       543,120
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
TEXAS-(CONTINUED)

Austin (City of) (Bergstrom Landhost
  Enterprises Inc.; Airport Hotel);
  Series A Senior RB
  6.75%, 04/01/27                        $1,000   $ 1,010,010
-------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series A RB
  7.25%, 05/01/16                           200       210,894
-------------------------------------------------------------
  7.50%, 05/01/28                           415       437,323
-------------------------------------------------------------
Meadow Parc Development Inc. (Meadow
  Parc Apartments Project); Multifamily
  Housing RB
  6.50%, 12/01/30                         1,000     1,004,150
-------------------------------------------------------------
                                                    4,620,308
-------------------------------------------------------------

VIRGINIA-0.76%

Hampton (City of) Redevelopment and
  Housing Authority (Olde Hampton Hotel
  Association); First Mortgage
  Refunding Series A RB
  6.50%, 07/01/16                           500       505,740
-------------------------------------------------------------

WEST VIRGINIA-0.75%

Braxton (County of) (Weyerhaeuser Co.
  Project); Refunding Solid Waste
  Disposal RB
  5.40%, 05/01/25(a)                        500       497,690
-------------------------------------------------------------

WISCONSIN-4.74%

Wisconsin (State of) Health and
  Educational Facilities Authority
  (Attic Angel Community Inc.); RB
  5.75%, 11/15/27                         1,000       954,120
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Beaver Dam Community Hospitals
  Inc.); RB
  5.80%, 08/15/28                         1,000       964,710
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (Clement Manor, Inc.); Refunding RB
  5.75%, 08/15/24                           250       237,063
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority (St.
  Camillus Health Center); RB
  5.75%, 07/01/28                           500       480,750
-------------------------------------------------------------
Wisconsin (State of) Health and
  Educational Facilities Authority
  (United Lutheran Home); RB
  5.70%, 03/01/28                           525       511,550
-------------------------------------------------------------
                                                    3,148,193
-------------------------------------------------------------
    Long-Term Municipal Obligations
      (Cost $63,853,234)                           63,903,297
-------------------------------------------------------------

SHORT-TERM MUNICIPAL OBLIGATIONS-1.36%(d)

ALASKA-0.08%

Alaska (State of) Housing Finance
  Corp.; Variable Rate Demand Series A
  RB
  2.95%, 06/01/26                            52        52,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
CONNECTICUT-0.18%

Connecticut (State of); Special Tax
  Obligation Variable Rate Demand RB
  2.90%, 12/01/10                        $   53   $    53,000
-------------------------------------------------------------
Connecticut (State of) Development
  Authority (Independent Living
  Project); Health Care Variable Rate
  Demand RB
  2.80%, 07/01/15                            66        66,000
-------------------------------------------------------------
                                                      119,000
-------------------------------------------------------------

DELAWARE-0.07%

University of Delaware; Variable Rate
  Demand RB
  3.00%, 11/23/23                            45        45,000
-------------------------------------------------------------

FLORIDA-0.23%

Lee (County of) Housing Finance
  Authority (Forestwood Apartments
  Project); Multifamily Housing
  Variable Rate Demand RB
  2.90%, 06/15/25                           155       155,000
-------------------------------------------------------------

GEORGIA-0.01%

De Kalb Private Hospital Authority
  (Egleston Children's Hospital);
  Variable Rate Demand Series A
  Anticipation Certificates
  2.90%, 03/01/24                             7         7,000
-------------------------------------------------------------

ILLINOIS-0.02%

Illinois Development Finance Authority
  (American College Surgeons); Variable
  Rate Demand RB
  3.10%, 08/01/26                             2         2,000
-------------------------------------------------------------

                                          PAR       MARKET
                                         (000)       VALUE
ILLINOIS-(CONTINUED)

Illinois Health Facilities Authority;
  Revolving Pooled Fund Variable Rate
  Demand Series D
  2.95%, 08/01/15                        $   13   $    13,000
-------------------------------------------------------------
                                                       15,000
-------------------------------------------------------------

PENNSYLVANIA-0.12%

York General Authority (Investing
  Agreement with Societe Generale);
  Pooled Financing Variable Rate Demand
  RB
  3.10%, 09/01/26                            84        84,000
-------------------------------------------------------------

TEXAS-0.65%

Bexar (County of) Housing Finance
  Authority (Fountainhead Apartments);
  Multifamily Refunding Variable Rate
  Demand RB
  3.00%, 09/15/26                           431       431,000
-------------------------------------------------------------
    Short-Term Municipal Obligations
      (Cost $908,000)                                 908,000
-------------------------------------------------------------
TOTAL INVESTMENTS-97.55% (Cost
  $64,761,234)                                     64,811,297
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.45%                 1,625,366
-------------------------------------------------------------
NET ASSETS-100.00%                                $66,436,663
=============================================================

Investment Abbreviations:

IDR - Industrial Development Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a)Security subject to the alternative minimum tax.
(b)Secured by an escrow fund of U.S. Treasury obligations.
(c)Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d)Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on 03/31/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:

Investments, at market value (cost
  $64,761,234)                             $   64,811,297
---------------------------------------------------------
Cash                                                  880
---------------------------------------------------------
Receivables for:
  Investments sold                                497,833
---------------------------------------------------------
  Capital stock sold                              240,386
---------------------------------------------------------
  Interest                                      1,028,907
---------------------------------------------------------
  Investment for deferred compensation
    plan                                            3,756
---------------------------------------------------------
Other assets                                       37,920
---------------------------------------------------------
    Total assets                               66,620,979
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                         12,530
---------------------------------------------------------
  Dividends                                       112,583
---------------------------------------------------------
  Deferred compensation plan                        3,756
---------------------------------------------------------
Accrued administrative services fees                6,165
---------------------------------------------------------
Accrued directors' fees                             2,948
---------------------------------------------------------
Accrued distribution fees                          44,093
---------------------------------------------------------
Accrued operating expenses                          2,241
---------------------------------------------------------
    Total liabilities                             184,316
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   66,436,663
=========================================================

NET ASSETS:

Class A                                    $   49,569,511
=========================================================
Class B                                    $   13,850,306
=========================================================
Class C                                    $    3,016,846
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   4,935,179
=========================================================
Class B:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   1,379,835
=========================================================
Class C:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                     300,552
=========================================================
Class A:

Net asset value and redemption price per
  share                                    $        10.04
=========================================================
Offering price per share:
  (Net asset value of $10.04
     divided by 95.25%)                    $        10.54
=========================================================
Class B:

  Net asset value and offering price per
    share                                  $        10.04
=========================================================
Class C:

  Net asset value and offering price per
    share                                  $        10.04
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:

Interest income                              $ 2,585,785
--------------------------------------------------------

EXPENSES:

Advisory fees                                    272,006
--------------------------------------------------------
Administrative services fees                      69,125
--------------------------------------------------------
Distribution fees -- Class A                      90,468
--------------------------------------------------------
Distribution fees -- Class B                      74,401
--------------------------------------------------------
Distribution fees -- Class C                      17,071
--------------------------------------------------------
Transfer agent fees                               15,381
--------------------------------------------------------
Registration and filing fees                      44,983
--------------------------------------------------------
Other                                             73,487
--------------------------------------------------------
    Total expenses                               656,922
--------------------------------------------------------
Less: Fee waivers and expense
  reimbursements                                (456,945)
--------------------------------------------------------
    Expenses paid indirectly                        (532)
--------------------------------------------------------
    Net expenses                                 199,445
--------------------------------------------------------
Net investment income                          2,386,340
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                         634
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      27,086
--------------------------------------------------------
       Net gain on investment securities          27,720
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 2,414,060
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 1999 AND THE PERIOD JANUARY 2, 1998 (DATE OPERATIONS COMMENCED) THROUGH MARCH 31, 1998

                                                                  1999           1998
                                                              -------------   -----------
OPERATIONS:

  Net investment income                                        $ 2,386,340    $   163,175
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities           634        (12,029)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              27,086         22,977
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      2,414,060        174,123
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                       (1,942,603)      (147,248)
-----------------------------------------------------------------------------------------
  Class B                                                         (343,532)       (10,991)
-----------------------------------------------------------------------------------------
  Class C                                                          (78,427)        (3,590)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions:
  Class A                                                       31,696,998     17,776,038
-----------------------------------------------------------------------------------------
  Class B                                                       11,184,663      2,698,087
-----------------------------------------------------------------------------------------
  Class C                                                        2,281,041        738,044
-----------------------------------------------------------------------------------------
       Net increase in net assets                               45,212,200     21,224,463
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           21,224,463             --
-----------------------------------------------------------------------------------------
  End of period                                                $66,436,663    $21,224,463
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $66,355,245    $21,212,169
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               42,750          1,346
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                     (11,395)       (12,029)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  50,063         22,977
-----------------------------------------------------------------------------------------
                                                               $66,436,663    $21,224,463
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM High Income Municipal Fund, AIM Tax-Free Intermediate Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM High Income Municipal Fund (the "Fund"). The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. The investment objective of the Fund is to achieve a high level of current income which is exempt from federal income taxes.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors, or persons designated by the Board of Directors, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 97.94% of the Fund's investment portfolio at the end of the period.
B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 1999, paid in capital was decreased by $19,626 and undistributed net income was increased by $19,626 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code. The Fund has a capital loss carryforward of $11,395 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2007.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $500 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $500 million, plus 0.50% of the next $500 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $1.5 billion. AIM has agreed to waive advisory fees on the Fund. During the year ended March 31, 1999, AIM waived advisory fees and reimbursed expenses of $456,945.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $69,125 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $8,935 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares ("Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended March 31, 1999, the Class A shares, Class B shares and Class C shares paid AIM Distributors $90,468, $74,401 and $17,071, respectively, as compensation under the Plans.
  Under the terms of a master distribution agreement between the Company and the Fund, AIM Distributors acts as the exclusive distributor of the Fund's shares. AIM Distributors received commissions of $42,929 from the sales of Class A shares of the Fund during the year ended March 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 1999, AIM Distributors received $13,087 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1999, the Fund paid legal fees of $3,426 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

For the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $532 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $532 for the year ended March 31, 1999.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowings up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1999, the fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1999 was $56,086,621 and $12,772,831, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 337,955
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (287,892)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $  50,063
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998 were as follows:

                                 1999                       1998
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A               4,375,932   $ 44,035,445   1,830,454   $18,280,746
--------------------------------------------------------------------------
  Class B               1,198,092     12,077,378     270,282     2,698,095
--------------------------------------------------------------------------
  Class C                 299,455      3,014,253      73,780       736,528
--------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 111,621      1,125,789       7,600        75,970
--------------------------------------------------------------------------
  Class B                  18,956        191,064         457         4,564
--------------------------------------------------------------------------
  Class C                   4,580         46,173         152         1,516
--------------------------------------------------------------------------
Reacquired:
  Class A              (1,332,330)   (13,464,236)    (58,098)     (580,678)
--------------------------------------------------------------------------
  Class B                (107,492)    (1,083,779)       (460)       (4,572)
--------------------------------------------------------------------------
  Class C                 (77,415)      (779,385)          -             -
--------------------------------------------------------------------------
                        4,491,399   $ 45,162,702   2,124,167   $21,212,169
==========================================================================

NOTE 8- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998.

                                                              CLASS A                   CLASS B                   CLASS C
                                                       ----------------------    ----------------------    ----------------------
                                                         1999         1998         1999         1998         1999         1998
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                    $  9.99      $ 10.00      $  9.99      $10.00       $ 9.99       $10.00
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Income from investment operations:
    Net investment income                                  0.54         0.11         0.47        0.09         0.47         0.09
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
    Net gains (losses) on securities (both realized
      and unrealized)                                      0.05        (0.01)        0.04       (0.01)        0.04        (0.01)
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
        Total from investment operations                   0.59         0.10         0.51        0.08         0.51         0.08
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Less distributions:
    Dividends from net investment income                  (0.54)       (0.11)       (0.46)      (0.09)       (0.46)       (0.09)
-----------------------------------------------------   -------      -------      -------      ------       ------       ------
Net asset value, end of period                          $ 10.04      $  9.99      $ 10.04      $ 9.99       $10.04       $ 9.99
=====================================================   =======      =======      =======      ======       ======       ======
Total return(a)                                            6.01%        1.04%        5.23%       0.81%        5.23%        0.79%
=====================================================   =======      =======      =======      ======       ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $49,570      $17,787      $13,850      $2,699       $3,017       $  738
=====================================================   =======      =======      =======      ======       ======       ======
Ratio of expenses to average net assets(b)                 0.29%(c)     0.25%(d)     1.04%(c)    1.00%(d)     1.04%(c)     1.00%(d)
=====================================================   =======      =======      =======      ======       ======       ======
Ratio of net investment income to average net
  assets(e)                                                5.41%(c)     4.80%(d)     4.66%(c)    4.05%(d)     4.66%(c)     4.05%(d)
=====================================================   =======      =======      =======      ======       ======       ======
Portfolio turnover rate                                      30%          21%          30%         21%          30%          21%
=====================================================   =======      =======      =======      ======       ======       ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.29% and 1.65% (annualized) for Class A, 2.04% and 2.44% (annualized) for Class B and Class C for the periods 1999-1998, respectively.
(c) Ratios are based on average net assets of $36,187,210, $7,440,053 and $1,707,096 for Classes A, B and C, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.41% and 3.40% (annualized) for Class A, 3.66% and 2.61% (annualized) for Class B and Class C for the periods 1999-1998, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Funds, Inc:

                       We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 1999, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year ended March 31, 1999 and the period January 2, 1998 (date operations commenced) through March 31, 1998 in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       May 7, 1999

BOARD OF DIRECTORS                               OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                            11 Greenway Plaza
Chairman                                         Chairman                                    Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                               Gary T. Crum                                Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer                A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Edward K. Dunn, Jr.                              Stuart W. Coco                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                        CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                              The Bank of New York
                                                                                             90 Washington Street
Jack Fields                                      Karen Dunn Kelley                           11th Floor
Chief Executive Officer                          Vice President                              New York, NY 10286
Texana Global, Inc.;
Formerly Member                                  Mary J. Benson                              COUNSEL TO THE FUND
of the U.S. House of Representatives             Assistant Vice President
                                                 and Assistant Treasurer                     Ballard Spahr
Carl Frischling                                                                              Andrews & Ingersoll, LLP
Partner                                          Sheri Morris                                1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President                    Philadelphia, PA 19103
                                                 and Assistant Treasurer
Robert H. Graham                                                                             COUNSEL TO THE DIRECTORS
President and Chief Executive Officer            Renee A. Friedli
A I M Management Group Inc.                      Assistant Secretary                         Kramer, Levin, Naftalis & Frankel, LLP
                                                                                             919 Third Avenue
Prema Mathai-Davis                               P. Michelle Grace                           New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;     Assistant Secretary
Commissioner, New York City Dept. for the                                                    DISTRIBUTOR
Aging; and member of the Board of Directors,     Jeffrey H. Kupor
Metropolitan Transportation Authority of         Assistant Secretary                         A I M Distributors, Inc.
New York State                                                                               11 Greenway Plaza
                                                 Nancy L. Martin                             Suite 100
Lewis F. Pennock                                 Assistant Secretary                         Houston, TX 77046
Attorney
                                                 Ofelia M. Mayo                              AUDITORS
Louis S. Sklar                                   Assistant Secretary
Executive Vice President                                                                     KPMG LLP
Hines Interests                                  Lisa A. Moss                                700 Louisiana
Limited Partnership                              Assistant Secretary                         Houston, TX 77002

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during the period ended March 31, 1999.

AIM High Income Municipal Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5388, $0.4641 and $0.4641 per share, respectively, to shareholders during the Fund's initial tax year ended March 31, 1999. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                                 THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--


GROWTH FUNDS                              MONEY MARKET FUNDS                                  A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                               provided leadership in the mutual
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                            fund industry since 1976 and
AIM Capital Development Fund                                                                  managed approximately $112 billion
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                          in assets for more than 6.3 million
AIM Large Cap Growth Fund                 AIM Advisor International Value Fund                shareholders, including individual
AIM Mid Cap Equity Fund(2), (A)           AIM Asian Growth Fund                               investors, corporate clients and
AIM Mid Cap Opportunities Fund            AIM Developing Markets Fund(2)                      financial institutions, as of March
AIM Select Growth Fund(3)                 AIM Europe Growth Fund(2)                           31, 1999.
AIM Small Cap Growth Fund(2), (B)         AIM European Development Fund                          The AIM Family of
AIM Small Cap Opportunities Fund          AIM International Equity Fund                       Funds--Registered Trademark-- is
AIM Value Fund                            AIM Japan Growth Fund(2)                            distributed nationwide, and AIM
AIM Weingarten Fund                       AIM Latin American Growth Fund(2)                   today is the 10th-largest mutual
                                          AIM New Pacific Growth Fund(2)                      fund complex in the U.S. in assets
GROWTH & INCOME FUNDS                                                                         under management, according to
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS                                 Strategic Insight, an independent
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund                   mutual fund monitor.
AIM Advisor MultiFlex Fund                AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                         GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund(2), (C)              AIM Global Growth & Income Fund(2)
AIM Charter Fund                          AIM Global Utilities Fund

INCOME FUNDS                              GLOBAL INCOME FUNDS
AIM Floating Rate Fund(2)                 AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund                       AIM Global Government Income Fund(2)
AIM High Yield Fund II                    AIM Global Income Fund
AIM Income Fund                           AIM Strategic Income Fund(2)
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund        THEME FUNDS
                                          AIM Global Consumer Products and Services Fund(2)
TAX-FREE INCOME FUNDS                     AIM Global Financial Services Fund(2)
AIM High Income Municipal Fund            AIM Global Health Care Fund(2)
AIM Municipal Bond Fund                   AIM Global Infrastructure Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Resources Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Telecommunications Fund(2)
                                          AIM Global Trends Fund(2), (E)




(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your Financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.





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